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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Tivoli Industries, Inc.

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (333-02538 and 333-16761) of our report dated November 8, 1996 appearing in the Annual Report on Form 10-KSB of Tivoli Industries, Inc. for the year ended September 30, 1996.

                                            /s/ CORBIN & WERTZ

Irvine, California
December 18, 1996